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                                                                    EXHIBIT 99.7

RICHARD'S SUB NOTE 111302(2)

THIS NOTE AND THE INDEBTEDNESS EVIDENCED HEREBY IS SUBORDINATED TO CERTAIN INDEBTEDNESS (INCLUDING INTEREST AND FEES) OWED BY THE MAKERS HEREOF, IN THE MANNER AND TO THE EXTENT SET FORTH IN A SUBORDINATION AGREEMENT DATED AS OF NOVEMBER 15, 2002 IN FAVOR OF MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC., AS AGENT, ITS SUCCESSORS AND ASSIGNS, AND BOCP ABR MEZZ, LLC, ITS SUCCESSORS AND ASSIGNS (COLLECTIVELY, "LENDER"). THE HOLDER OF THIS NOTE, BY HIS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE TERMS AND CONDITIONS OF ALL OF THE TERMS AND CONDITIONS OF SUCH SUBORDINATION AGREEMENT. FURTHERMORE, THIS NOTE AND THE INDEBTEDNESS EVIDENCED HEREBY SHALL BE SUBORDINATED TO (I) ANY REPLACEMENT, SUBSTITUTION OR REFINANCING OF ANY OR ALL OF THE DEBT TO LENDER, AND (II) ANY DEBT (OTHER THAN OTHER SUBORDINATED SELLER
DEBT) FROM ANY SOURCE TO FINANCE STRATEGIC ACQUISITIONS BY MAKERS. PAYEE, BY HIS ACCEPTANCE HEREOF, SHALL SIGN SUCH DOCUMENTS AS ARE NECESSARY OR APPROPRIATE TO DOCUMENT SUCH FURTHER SUBORDINATION, AND ALL PAYMENTS HEREUNDER SHALL BE SUSPENDED UNTIL ALL OF SUCH DOCUMENTS HAVE BEEN EXECUTED AND DELIVERED, AS APPROPRIATE.

      BY PAYEE'S ACCEPTANCE HEREOF, PAYEE ACKNOWLEDGES THAT THERE SHALL BE NO ACTUAL OR ALLEGED LIABILITY ON THE PART OF ANY OFFICER, DIRECTOR, AGENT OR REPRESENTATIVE OF RICHARDS CAJUN FOODS CORP. OR ATLANTIC PREMIUM BRANDS, LTD. SHOULD MAKERS FAIL TO PAY ANY AMOUNTS HEREUNDER.

      BY PAYEE'S ACCEPTANCE HEREOF, PAYEE ACKNOWLEDGES AND AGREES THAT, SUBJECT TO MAKERS PROCURING THE NECESSARY CONSENTS FROM LENDER, MAKERS MAY PREPAY ANY OR ALL OF THE PRINCIPAL (AND INTEREST THEREON) UNDER THIS NOTE WITHOUT PREMIUM OR PENALTY.

                              AMENDED AND RESTATED
                 11% SUBORDINATED NON-NEGOTIABLE PROMISSORY NOTE
                              DUE FEBRUARY 15, 2008

$850,000.00, subject to adjustment                             November 20, 2002
                                                            Northbrook, Illinois

      PAYMENTS OF PRINCIPAL AND INTEREST

      FOR VALUE RECEIVED, RICHARDS CAJUN FOODS CORP., a Delaware corporation and ATLANTIC PREMIUM BRANDS, LTD., formerly known as ATLANTIC BEVERAGE COMPANY, INC, a Delaware corporation (together, "MAKERS"), hereby jointly and severally promise to pay J.L. RICHARD ("PAYEE"), the principal sum of Eight Hundred Fifty Thousand and 00/100 Dollars ($850,000.00), in lawful money of the United States of America, together with interest on the balance of principal from time to time outstanding and unpaid hereon commencing on November 15, 2002 until the maturity hereof (whether by lapse of time, acceleration or otherwise) at the rate per annum equal to ELEVEN per cent (11%) per annum ("INTEREST RATE").


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      THE PRINCIPAL BALANCE HEREUNDER IS SUBJECT TO ADJUSTMENT PURSUANT TO
SCHEDULE D TO THE ASSET PURCHASE AGREEMENT DATED AS OF AUGUST 1, 1996 AMONG MAKERS AND PAYEE.

      Interest only at the Interest Rate shall be paid quarterly in arrears commencing on December 31, 2002 and on each March 31, June 30, September 30 and December 31 thereafter through and including December 31, 2007. A final payment of all accrued, unpaid interest and the remaining principal balance of the indebtedness evidenced hereby shall be due and payable on February 15, 2008 (the "MATURITY DATE").

      After an Event of Default hereunder, any principal sums remaining unpaid hereunder shall bear interest at the "Default Rate" until such Event of Default is cured unless the Payee has commenced any of the remedies of Payee described herein, in which case the Interest Rate shall remain in effect. The "DEFAULT RATE" shall mean two percent (2%) per annum in excess of the Interest Rate.

      Interest shall be computed on the basis of a three hundred sixty-five
(365) day year for actual days elapsed. All payments on account of the indebtedness evidencing this Note shall first be applied to late charges and costs and fees incurred by Payee in enforcing its rights hereunder, second to interest due on the unpaid principal balance hereunder and third to reduce the unpaid principal of the hereunder.

      Payment of all amounts due under this Note shall be made at the office of Payee, or such other place as Payee may from time to time designate in writing.

      Notwithstanding any provisions of this Note, it is the intent of Makers and Payee that Payee shall never be entitled to receive, collect or apply, as interest on principal of the indebtedness, any amount in excess of the maximum rate of interest permitted to be charged by applicable law; and if under any circumstance whatsoever, fulfillment of any provision of this Note, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and in the event Payee ever receives, collects or applies as interest any such excess, such amount which would be excess interest shall be deemed a permitted partial prepayment of principal without penalty or premium and treated hereunder as such; and if the principal of the indebtedness secured hereby is paid in full, any remaining excess funds shall forthwith be paid to Makers.

      If payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday, the due date thereof shall be extended to the next succeeding business day and interest shall be payable thereon at the rate specified during such extension.

      PREPAYMENT

      This Note may be prepaid in whole or in part at any time without premium or penalty. Makers will use their best efforts to prepay the principal of this Note, subject however, in all instances to the consent of the Lender.

      DEFAULT AND REMEDIES

      (a)   In the event that:

            (i) default is made in a payment of principal or interest due hereunder;

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            (ii)  default is made with respect to any indebtedness of Maker which is senior in priority to the indebtedness evidenced hereby ("Senior Debt");

            (iii) the filing by Makers of a voluntary petition in bankruptcy or for arrangement, reorganization or other relief under a chapter of the Bankruptcy Code of 1978, as amended (the "Bankruptcy Code") or any similar law, state or federal, now or hereafter in effect;

            (iv) the filing by Makers of an answer or other pleading in any proceeding admitting insolvency, bankruptcy, or the inability to pay their debts as they mature;

            (v) the non-dismissal, within sixty (60) days after the filing against Makers, of any involuntary proceeding under the Bankruptcy Code or similar law, state or federal, now or hereafter in effect;

            (vi) the adjudication of Makers as bankrupt or the entry of an order for relief in respect of Makers by any bankruptcy court;

            (vii) an assignment by Makers for the benefit of creditors or the admission by Makers in writing of their inability to pay their debts generally as they become due or the consent of Makers to the appointment of a custodian, receiver, trustee or liquidator of all or the major part of their property; and

           (viii) the entry of an order appointing a custodian, receiver, trustee or liquidator of all or a major part of Makers' property which is not vacated within sixty (60) days following the entry hereof, and such default shall continue for ten (10) days after written notice thereof, then in the case of the defaults set forth above (collectively "Events of Default"), Payee shall have the option, subject to Lender's rights under the Subordination Agreement, without demand or notice, to declare the accrual of the Default Rate, and declare the unpaid principal hereof, together with all accrued interest, prepayment premium, if any, and all other sums due hereunder, at once due and payable to the extent permitted by law, and to exercise any and all other rights and remedies available at law or in equity to Payee. Within three
(3) days after receiving a default notice with respect to any Senior Debt, Maker shall forward such notice to the attention of Payee.

      (b) The remedies of Payee, as provided herein shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of Payee, and may be exercised as often as occasion therefor shall arise. No act of omission or commission of Payee, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by Payee and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event. Payee acknowledges that Makers are third party beneficiaries of Payee's duties, obligations and covenants under the Subordination Agreement.

      (c) If any Event of Default hereunder shall occur or if suit is filed herein or if proceedings are held in bankruptcy, receivership, reorganization or other legal or judicial proceedings for the collection

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hereof, Makers shall pay all costs of collection of every kind, including but not limited to all appraisal costs, reasonable attorneys' fees, court costs, and expenses of every kind, incurred by Payee in connection with such collection or the protection or enforcement of any or all of the security for this Note, whether or not any lawsuit is filed with respect thereto.

      WAIVER

      Except as otherwise expressly provided herein, Makers hereby waive grace, notice, notice of intent to accelerate, notice of default, protest, demand, presentment for payment and diligence in the collection of this Note, and in the filing of suit hereon, and agrees that their liability and the liability of their successors and assigns for the payment hereof shall not be affected or impaired by any increase, modification, renewal or extension of the indebtedness or mode and time of payment. It is specifically agreed by the undersigned that except as provided below, the Payee shall have the right at all times to decline to make any such increase, modification, renewal or extension of the indebtedness or its mode and time of payment.

      MISCELLANEOUS

      The headings of the paragraphs of this Note are inserted for convenience only and shall not be deemed to constitute a part hereof.

      All payments under this Note shall be payable in lawful money of the United States which shall be legal tender for public and private debts at the time of payment; provided that a check will be deemed sufficient payment so long as it clears when presented for payment. Except as otherwise provided herein, all payments (whether of principal, interest or other amounts) which are applied at any time by Payee to indebtedness evidenced by this Note may be allocated by Payee to principal, interest or other amounts as Payee may determine in Payee's sole discretion.

      This Note shall be governed by and construed under the laws of the State of Louisiana.

      If any provision of this Note or any payments pursuant to the terms hereof shall be invalid or unenforceable to any extent, the remainder of this Note and any other payments hereunder shall not be affected thereby and shall be enforceable to the greatest extent permitted by law.

      SET-OFF, ETC.

      THIS NOTE IS DELIVERED PURSUANT TO SECTION 3 OF THE ASSET PURCHASE AGREEMENT DATED AS OF AUGUST 1, 1996 AMONG MAKERS AND PAYEE, AND IS SUBJECT TO ALL OF THE PROVISIONS THEREOF, INCLUDING MAKER'S RIGHTS OF SET-OFF AS CONTAINED IN SECTION 13 THEREOF.

      MUTUAL DRAFTING

      THIS NOTE IS THE JOINT PRODUCT OF MAKERS AND PAYEE AND THEIR RESPECTIVE COUNSEL, AND EACH PROVISION HEREOF HAS BEEN SUBJECT TO THE MUTUAL CONSULTATION, NEGOTIATION AND AGREEMENT OF SUCH PARTIES AND COUNSEL, AND SHALL NOT BE CONSTRUED FOR OR AGAINST ANY PARTY HERETO.

      EFFECTIVENESS

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      THIS NOTE IS AN AMENDMENT AND RESTATEMENT OF A 6.35% SUBORDINATED
NON-NEGOTIABLE PROMISSORY NOTE DUE JULY 31, 2001, IN THE ORIGINAL PRINCIPAL AMOUNT OF $850,000.00, SUBJECT TO ADJUSTMENT, ("OLD NOTE"). THIS NOTE WILL BE DEEMED EFFECTIVE NOTWITHSTANDING THAT THE OLD NOTE HAS NOT BEEN CANCELED. PAYEE WILL USE HIS BEST EFFORTS TO CANCEL AND SURRENDER THE OLD NOTE IN A TIMELY FASHION AND WILL INDEMNIFY AND HOLD HARMLESS THE MAKERS FROM AND AGAINST ANY AND ALL DAMAGES, LOSSES, OBLIGATIONS, LIABILITIES, CLAIMS, CAUSES OF ACTION, SUITS, PROCEEDINGS, JUDGMENTS, ENCUMBRANCES AND COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES) SUFFERED, SUSTAINED, INCURRED OR PAID BY MAKERS OR EITHER OF THEM, ARISING OUT OF OR BASED UPON THE FAILURE OF PAYEE OR HIS AGENTS TO TIMELY CANCEL AND SURRENDER THE OLD NOTE.

                          ****************************

      IN WITNESS WHEREOF, Makers have executed and delivered this Note as of the date and year first above written.

                                       RICHARDS CAJUN FOODS CORP.


                                       By /s/ Merrick M. Elfman
                                          ---------------------------
                                          Merrick M. Elfman, Chairman


                                       ATLANTIC PREMIUM BRANDS, LTD.


                                       By /s/ Merrick M. Elfman
                                          ---------------------------
                                          Merrick M. Elfman, Vice Chairman

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                                 ACKNOWLEDGMENT

      THE UNDERSIGNED ACKNOWLEDGES THAT THE PRINCIPAL AMOUNT OUTSTANDING UNDER AND PURSUANT TO THE OLD NOTE IS EIGHT HUNDRED SEVENTY FOUR THOUSAND ONE HUNDRED EIGHTY-SIX AND 31/100THS DOLLARS ($874,186.31).

      THIS ACKNOWLEDGMENT WILL NOT BE EFFECTIVE UNLESS AND UNTIL THIS IS ATTACHED TO AND MADE A PART OF THE OLD NOTE, AND INCORPORATES ALL OF THE TERMS AND CONDITIONS CONTAINED THEREIN.

                                        ATLANTIC PREMIUM BRANDS, LTD.


                                        By /s/ Merrick M. Elfman
                                           ---------------------------
                                           Merrick M. Elfman, Chairman


                                        RICHARDS CAJUN FOODS CORP.


                                        By /s/ Merrick M. Elfman
                                           ---------------------------
                                           Merrick M. Elfman, Chairman

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